                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 11, 2002


                       RYDER VEHICLE LEASE TRUST 1999-A
            (Exact name of registrant as specified in its charter)


Delaware                                  333-81455          52-7000600
(State or other jurisdiction of           (Commission        (IRS Employer
incorporation or organization)            File Number)       Identification No.)

3600 NW 82nd Avenue, Miami, Florida                          33166
(Address of principal executive offices)                     (Zip Code)


                                (305) 500-3726
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS
          ------------

          The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended March 31, 2002 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A April 11, 2002

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

                 (c) Exhibits:

                99.1 Quarterly Report to Investors (Payment
                     Date Certificate) for the quarter ended
                     March 31, 2002.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RYDER VEHICLE LEASE TRUST 1999-A
                                      (Registrant)

Date:  April 25, 2002                 /s/ W. Daniel Susik
                                      -------------------
                                      W. Daniel Susik
                                      Senior Vice President & Treasurer
                                      Ryder Truck Rental, Inc.

                                      (Duly Authorized Officer of the
                                      Administrator on behalf of the Trust)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number    Description of Exhibit

 99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended March 31, 2002